Exhibit 99.1

180 Life Sciences Granted an Additional Extension by Nasdaq Hearing Panel to Regain Compliance with Continued Listing Requirements

PALO ALTO, Calif., July 23, 2024 -- 180 Life Sciences Corp. (NASDAQ: ATNF) (“180 Life Sciences” or the “Company”), today announced that it received notice from the Nasdaq Listing Qualifications Panel (the “Hearings Panel”) of The Nasdaq Stock Market LLC (“Nasdaq”) that the Hearings Panel has granted the Company’s request for additional time to achieve compliance with Nasdaq’s continued listing rules and demonstrate long-term compliance with the Equity Rule (defined below). Specifically, the Hearings Panel has agreed to provide the Company until September 20, 2024 to regain compliance with the Equity Rule and to allow the continued listing of the Company’s common stock and warrants on The Nasdaq Stock Market through such date, subject to the Company’s compliance with the Equity Rule on or prior to such date.

“We believe the additional extension granted by the Nasdaq Hearings Panel will allow us to finish executing on our plan to regain compliance with Nasdaq’s minimum stockholders’ equity requirement,” said Blair Jordan, Interim Chief Executive Officer of the Company.

The Company is currently out of compliance with Listing Rule 5550(b)(1), which requires listed issuers to maintain minimum stockholders’ equity of $2.5 million (the “Equity Rule”) and does not meet any of the alternative standards in Listing Rule 5550(b). As previously disclosed, on November 15, 2023, the Listing Qualifications department of Nasdaq (the “Staff”) notified the Company that it did not comply with the Equity Rule and Nasdaq subsequently provided the Company an extension until May 13, 2024, to regain compliance with the Equity Rule.

Also as previously disclosed, the Company was unable to regain compliance with the Equity Rule prior to May 13, 2024, and as a result, on May 14, 2024, the Company received a delist determination letter from the Staff advising the Company that the Staff had determined to suspend the trading of the Company’s common stock and public warrants at the opening of business on May 23, 2024 and to file a Form 25-NSE with the Securities and Exchange Commission (SEC), which would remove the Company’s common stock and public warrants from listing and registration on Nasdaq, unless the Company timely requested an appeal of the Staff’s determination. On May 17, 2024, the Company requested an appeal of the Staff’s delisting determination, and on May 20, 2024, the Staff advised the Company that the delisting action referenced in the Staff’s determination letter was stayed, pending the final written decision by the Hearings Panel. On July 2, 2024, the Company announced that the Hearings Panel had determined to grant the Company’s request to continue its listing on The Nasdaq Stock Market, subject to the Company achieving compliance with Nasdaq’s continued listing rules and demonstrating long-term compliance with the Equity Rule on or before July 31, 2024. The Company subsequently submitted a request asking the Hearings Panel to reconsider their prior determination and the Hearings Panel extended the date the Company was required to achieve compliance with Nasdaq’s continued listing rules and demonstrate long-term compliance with the Equity Rule, to September 30, 2024.

Notwithstanding the foregoing, there can be no assurance that the Company will be able to meet the deadlines or conditions imposed by the Hearings Panel, or regain compliance with all applicable requirements for continued listing. Additionally, the Nasdaq Listing and Hearing Review Council may, on its own motion, determine to review any Hearing Panel decision within 45 calendar days after issuance of the written decision. If the Listing Council determines to review the Hearing Panel’s decision, it may affirm, modify, reverse, dismiss or remand the decision to the Hearing Panel.

About 180 Life Sciences Corp.

180 Life Sciences Corp. is a clinical stage biotechnology company focused on the development of therapeutics for unmet medical needs in chronic pain, inflammation and fibrosis by employing innovative research, and, where appropriate, combination therapy.

Forward-Looking Statements

This press release includes “forward-looking statements”, including information about management’s view of the Company’s future expectations, plans and prospects, within the safe harbor provisions provided under federal securities laws, including under The Private Securities Litigation Reform Act of 1995 (the “Act”). Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results and, consequently, you should not rely on these forward-looking statements as predictions of future events. These forward-looking statements and factors that may cause such differences include, without limitation, the Company’s ability to meet Nasdaq’s conditions for continued listing on Nasdaq, and the timing relating thereto; the ability of the Company to maintain the continued listing of the Company’s securities on The Nasdaq Stock Market, including that the Company is not currently in compliance with Nasdaq’s continued listing standards; the review and evaluation of strategic transactions and their impact on shareholder value; the process by which the Company engages in evaluation of strategic transactions; the outcome of potential future strategic transactions and the terms thereof; the ability of the Company to raise funding, the terms of such funding, and dilution caused thereby; risks regarding the outcome of pharmaceutical studies, the timing and costs thereof, and the ability to obtain sufficient participants; our ability to commercialize drug candidates, if proven successful for treatment in trials; risks regarding whether the administrative processes required for the issuance of patents will be completed in a timely manner or at all, whether patents, if issued, will provide sufficient protection and market exclusivity for the Company; whether any patents held by the Company may be challenged, invalidated, infringed or circumvented by third parties; events that could interfere with the continued validity or enforceability of a patent; the Company’s ability generally to maintain adequate patent protection and successfully enforce patent claims against third parties; the timing of, outcome of, and results of, clinical trials statements regarding the timing of marketing authorization application (MAA) submissions to the UK Medicines and Healthcare products Regulatory Agency (MHRA) and New Drug Application submissions (NDA) to the U.S. Food and Drug Administration (FDA), our ability to obtain approval and acceptance thereof, the willingness of MHRA to review such MAA and the FDA to review such NDA, and our ability to address outstanding comments and questions from the MHRA and FDA; statements about the ability of our clinical trials to demonstrate safety and efficacy of our product candidates, and other positive results; the uncertainties associated with the clinical development and regulatory approval of 180 Life Sciences’ drug candidates, including potential delays in the enrollment and completion of clinical trials, the costs thereof, closures of such trials prior to enrolling sufficient participants in connection therewith, issues raised by the FDA, the MHRA and the European Medicines Agency (EMA); the ability of the Company to persuade regulators that chosen endpoints do not require further validation; timing and costs to complete required studies and trials, and timing to obtain governmental approvals; the accuracy of simulations and the ability to reproduce the outcome of such simulations in real world trials; 180 Life Sciences’ reliance on third parties to conduct its clinical trials, enroll patients, and manufacture its preclinical and clinical drug supplies; the ability to come to mutually agreeable terms with such third parties and partners, and the terms of such agreements; estimates of patient populations for 180 Life Sciences planned products; 180 Life Sciences’ ability to fully comply with numerous federal, state and local laws and regulatory requirements, as well as rules and regulations outside the United States, that apply to its product development activities; current negative operating cash flows and a need for additional funding to finance our operating plans; the terms of any further financing, which may be highly dilutive and may include onerous terms, increases in interest rates which may make borrowing more expensive and increased inflation which may negatively affect costs, expenses and returns; statements relating to expectations regarding future agreements relating to the supply of materials and license and commercialization of products; the availability and cost of materials required for trials; the risk that initial drug results are not predictive of future results or will not be able to be replicated in clinical trials or that such drugs selected for clinical development will not be successful; challenges and uncertainties inherent in product research and development, including the uncertainty of clinical success and of obtaining regulatory approvals; uncertainty of commercial success; the inherent risks in early stage drug development including demonstrating efficacy; development time/cost and the regulatory approval process; the progress of our clinical trials; our ability to find and enter into agreements with potential partners; our ability to attract and retain key personnel; changing market and economic conditions; competition, including technological advances, new products and patents attained by competitors; challenges to patents; changes to applicable laws and regulations, including global health care reforms; expectations with respect to future performance, growth and anticipated acquisitions; expectations regarding the capitalization, resources and ownership structure of the Company; the ability of the Company to execute its plans to develop and market new drug products and the timing and costs of these development programs; estimates of the size of the markets for the Company’s potential drug products; the outcome of current litigation involving the Company; potential future litigation involving the Company or the validity or enforceability of the intellectual property of the Company; global economic conditions; geopolitical events and regulatory changes; the expectations, development plans and anticipated timelines for the Company’s drug candidates, pipeline and programs, including collaborations with third parties; and the effect of rising interest rates and inflation, economic downturns and recessions, declines in economic activity or global conflicts. These risk factors and others are included from time to time in documents the Company files with the Securities and Exchange Commission, including, but not limited to, its Form 10-Ks, Form 10-Qs and Form 8-Ks, and including the Annual Report on Form 10-K for the year ended December 31, 2023, and Quarterly Report on Form 10-Q for the quarter ended March 31, 2024, and future SEC filings. These reports and filings are available at www.sec.gov and are available for download, free of charge, soon after such reports are filed with or furnished to the SEC, on the “Investors”, “SEC Filings”, “All SEC Filings” page of our website at www.180lifesciences.com. All subsequent written and oral forward-looking statements concerning the Company, the results of the Company’s clinical trial results and studies or other matters and attributable to the Company or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, including the forward-looking statements included in this press release, which are made only as of the date hereof. The Company cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based, except as otherwise provided by law.

Contact:

Info@180lifesciences.com